                                                                    EXHIBIT 99.1

                        TERMINATION AND RELEASE AGREEMENT


     This Termination and Release Agreement (this "Agreement") is made as of this 6 day of August, 2001, by and among by and among Aegis Realty Operating Partnership, L.P., a Delaware limited partnership (AOP@), Aegis Realty, Inc., a Maryland corporation (the ACompany@), and the undersigned contributors (individually AContributor@ and collectively AContributors@).

                                    RECITALS

     WHEREAS, OP, the Company and Contributors (collectively, the "Parties") are parties to that certain Contribution Agreement dated December 20, 2000 (the "Contribution Agreement"),

     WHEREAS, Section 9.1(a) of the Contribution Agreement states that the Contribution Agreement may be terminated by the mutual written consent of Contributors and the Company, and

     WHEREAS, Contributors, OP and the Company mutually desire to terminate the Contribution Agreement in its entirety pursuant to the terms of this Agreement

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contributors, OP and the Company hereby agree as follows:

     1. TERMINATION. Contributors, OP and the Company hereby terminate the Contribution Agreement in its entirety effective as of the date of this Agreement (the "Termination Date") pursuant to the terms hereof. Upon the execution of this Agreement, the Contribution Agreement and all past, present or future rights, powers, privileges, debts, liabilities, duties, covenants and agreements contained therein shall be, and are hereby, terminated in full and shall have no continuing force or effect.

     2. TERMINATION PAYMENT. Contemporaneously with the execution of this Agreement by the Company, the Company shall pay to P. O=B. Montgomery & Company ("POB"), by wire transfer according to the wire instructions attached hereto as EXHIBIT A, the sum of Three Hundred Fifty Thousand and No/100 U.S. Dollars ($350,000.00) (the "Termination Payment").

     3. COVENANTS OF OP AND THE COMPANY. OP and the Company each acknowledge and agree that (i) no costs, expenses, payments or fees shall be due to OP, the Company or any of their affiliates, successors or assigns pursuant to the Contribution Agreement or this Agreement, (ii) Contributors shall not incur any penalties, payment obligations or reimbursement obligations for or in connection with the termination of the Contribution Agreement, and (iii) each Contributor has fully performed all of its respective covenants and obligations under the Contribution Agreement.

     4. COVENANTS OF CONTRIBUTORS. Each of the Contributors acknowledge and agree that (i) other than the Termination Payment, no costs, expenses, payments or fees shall be due to Contributors or any of their affiliates, successors or assigns pursuant to the Contribution Agreement or this Agreement, (ii) OP and the Company shall not incur any penalties, payment obligations or reimbursement obligations for or in connection with the termination of the Contribution Agreement other than the Company's obligation to pay the Termination Payment to POB, and (iii) each of OP and the Company has fully performed all of their respective covenants and obligations under the Contribution Agreement.

     5. RELEASE OF CONTRIBUTORS. OP and the Company each agree that each of the Contributors and each of their respective shareholders, directors, officers, partners, members, managers, trustees, subsidiaries, beneficial owners, employees, agents, representatives, successors and assigns shall be, and are hereby, fully released and discharged from any and all liabilities and obligations that have or may have arisen or accrued on or before the Termination Date or may arise or accrue thereafter under or with respect to the Contribution Agreement or the subject matter thereof.

     6. RELEASE OF OP AND THE COMPANY. Each of the Contributors agree that each of OP and the Company and each of their respective shareholders, directors, officers, partners, members, managers, trustees, subsidiaries, beneficial owners, employees, agents, representatives, successors and assigns shall be, and are hereby, fully released and discharged from any and all liabilities and obligations that have or may have arisen or accrued on or before the Termination Date or may arise or accrue thereafter under or with respect to the Contribution Agreement or the subject matter thereof other than the Company's obligation to pay the Termination Payment to POB.

     7. STANDSTILL. In consideration of the fact that Contributors have previously received certain material confidential information of the Company and OP and in consideration of certain other matters.

          (a) Subject to the provisions of Section 7(b) below, Contributors agree that from the date of this Agreement, unless Contributors shall have been specifically invited in writing by the Company or OP, neither Contributors nor any of their affiliates (as such term is defined under the Securities Exchange Act of 1934, as amended (the A1934 Act@)) or their directors, trustees, officers, employees, agents, consultants, advisors, or other representatives including legal counsel, accountants and financial advisors (ARepresentatives@) will in any manner, directly or indirectly,
     (1) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (i) any acquisition of any securities (or beneficial ownership thereof) or assets of the Company, OP or any of their subsidiaries; (ii) any tender or exchange offer, merger or other business combination involving the Company, OP or any of their subsidiaries,; (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company, OP or any of their subsidiaries; or (iv) any Asolicitation@ of Aproxies@ (as such terms are used in the proxy rules of the Securities and Exchange Commission) or consents to vote any voting securities of the Company; (2) form, join or in any way participate in a Agroup@ (as defined under the 1934 Act) for any of the purposes set forth in Section 7(a)(1) above; (3) otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company, OP or any of their subsidiaries; (4) take any action which might force the Company to make a public announcement regarding any of the types of matters set forth in Section 7(a)(1) above; or (5) enter into any discussions or arrangements with any third party with respect to any of the foregoing. Contributors and their affiliates and Representatives also agree not to initiate a request to the Company (or its directors, trustees, officers, employees or agents), directly or indirectly, to amend or waive any provisions of this section (including this sentence).

          (b)  Notwithstanding the provisions of Section 7(a) above:

               (i) (A) If the Company or OP determines to sell all or substantially all of its real properties (the APortfolio@) in a Portfolio transaction (either by way of auction, direct sale or otherwise) and (B) the Company and OP determine to accept a bid for the Portfolio that would, in the reasonable, good faith judgment of the Company, result in its shareholders (and holders of the OP=s operating partnership units (AOP Units@)) receiving less than $11.40 per share/OP Unit (on a fully diluted basis) in net liquidation proceeds (after (x) addition for proceeds from the sale or liquidation of the Company=s or OP=s other assets and (y) deduction for all liquidation expenses, fees and other costs, including, without limitation, any amounts payable to the Company=s outside advisors and property manager), the Company shall permit the Contributors or any of them to submit a bid to acquire the Portfolio prior to entering into a written agreement (i.e. non-binding term sheet, binding agreement, or otherwise) with a bidder and the Company shall have an affirmative good faith obligation, consistent with applicable fiduciary duties, to give due consideration to such bid of Contributors or any of them. Contributors or any of them shall have ten (10) business days to submit its bid in accordance with the same procedures (other than timing) established with respect to all other bidders.

               (ii) If the Company or OP determines to sell one or more properties in the Portfolio individually, Contributors or any of them may submit bids to acquire such properties, and the Company shall have an affirmative good faith obligation, consistent with applicable fiduciary duties, to give due consideration to such bids of Contributors or any of them.

               (iii) Nothing herein shall obligate the Company or OP to accept the Contributor=s bid nor require it to enter into negotiations with respect to such bid with the Contributors.

               (iv) In the case of either Section 7(b)(i) or (ii) above, the Company shall deliver to the Contributors the same information at the same time delivered to the other bidders about the Company, OP and their subsidiaries and the applicable properties.

          (c) Contributors and their affiliates hereby represent that they do not directly or indirectly own any shares of stock of the Company or any limited partnership interests in the OP.

     8. ENTIRE AGREEMENT. This Agreement reflects the complete agreement of the Parties with respect to all matters pertaining to the termination of the Contribution Agreement and supersedes any and all prior agreements, understandings, oral or written, among the Parties pertaining to the subject matter hereof.

     9.   REVIEW BY COUNSEL. The Parties hereto represent and warrant that they
(i) have carefully read this Agreement and know and understand this Agreement=s contents completely, (ii) have had adequate opportunity to be represented and advised by an attorney of their choice and fully understand their right to discuss all aspects of this Agreement with such attorney, (iii) are executing this Agreement of their own free will, act and deed, without being induced to do so in any way by any of the other Parties, (iv) did not rely, in making this Agreement, on any statement or representation by any of the persons or entities that are being released by this Agreement, or by any persons representing those persons or entities, other than as expressly stated in this Agreement, and (v) have not sold, assigned, transferred, conveyed or otherwise disposed of any or all of the obligations, claims, demands, losses, damages, causes of action, rights of action or other liabilities, whether known or unknown, past or present, terminated or released by this Agreement.

     10. AMENDMENT. This Agreement shall not be modified except by further written agreement among the Parties and only as such written instrument clearly specifies its intent to amend, modify, or change this Agreement.

     11. BINDING EFFECT. It is understood and agreed that this Agreement shall be binding upon and inure to the benefit of all of the Parties and their respective beneficiaries, heirs, shareholders, directors, officers, partners, members, managers, trustees, subsidiaries, beneficial owners, employees, agents, representatives, successors and assigns. The undersigned agree and warrant that the covenants made in this Agreement shall survive the execution of this Agreement and shall be the continuing covenants of the undersigned.

     12. CONFIDENTIALITY. The Parties agree that any information provided to or obtained by a Party in connection with the transactions contemplated by the Contribution Agreement or obtained by a Party from its examinations and inspections will be kept confidential by it and its affiliates, agents, advisors and employees except to the extent that such information is required to be disclosed by law or during the course of any litigation, hearing or other legal proceeding. The Parties agree that no press release or other public announcement of this Agreement or the contents hereof will be issued or made except that, upon the execution and delivery of this Agreement and POB's receipt of the Termination Payment, the Company and Contributors shall jointly issue a press release in the form attached hereto as EXHIBIT B.

     13. RECITALS. The recitals made herein are incorporated into this Agreement in their entirety as if set forth verbatim in the body of this Agreement.

     14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws (and not the laws of conflicts) of the State of New York, applicable to contracts executed and performed entirely in such jurisdiction.

     15. ATTORNEYS' FEES. Should any Party employ an attorney or attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under or relating to this Agreement, or to recover damages for breach of this Agreement, the non-prevailing Party or Parties in any action pursued in a court of competent jurisdiction (the finality of which is not legally contested) agree(s) to pay, jointly or severally, to the prevailing Party or Parties all reasonable costs, damages, and expenses, including attorneys' fees, expended or incurred in connection therewith.

     16. COUNTERPARTS. This Agreement may be executed in one or more counterparts (including by facsimile transmission), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by all of the parties hereto and delivered to the other parties; it being hereby understood that all parties need not sign the same counterpart.

           [Signatures on following pages numbered S-1 through S-42.]

     IN WITNESS WHEREOF, Contributors, the Company and OP have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.


                              AEGIS REALTY, INC.,
                              a Maryland corporation


                              By:   /s/ Stuart J. Boesky
                                    --------------------
                              Name: Stuart J. Boesky
                                    --------------------
                              Title:President
                                    --------------------


                              AEGIS REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

                              By: Aegis Realty, Inc., a Maryland corporation, its general partner


                                    By:    /s/ Stuart J. Boesky
                                           --------------------
                                    Name:  Stuart J. Boesky
                                           --------------------
                                    Title: President
                                           --------------------

Contributors of 100% interest in P O=B. Apollo Florida, L.P. (owns River Run, Apopka, FL and Piedmont Plaza, Mirimar, FL):


                              AP-GP POB IV LLC,
                              a Delaware limited liability company

                              By:  Kronus Property IV, Inc., a Delaware
                                   corporation, its manager


                                   By:    /s/ Richard Mack
                                          ----------------
                                   Name:  Richard Mack
                                          ----------------
                                   Title: Vice President
                                          ----------------

                              P. 0=B. Capital Partners IV, L.P.,
                              a Texas limited partnership

                              By:  P. 0=B. Operating Partners IV, L.P.,
                                   a Texas limited partnership, its general
                                   partner

                                   By: Montgomery Operating Partners IV, Inc., a Texas corporation, its general partner


                                        By:    /s/ Philip Montgomery
                                               ---------------------
                                        Name:  Philip Montgomery
                                               ---------------------
                                        Title: President
                                               ---------------------

                              Apollo Real Estate Investment Fund IV, L.P., a Delaware limited partnership

                              By:  Apollo Real Estate Advisors IV, L.P.,
                                   its managing general partner

                                   By:  Apollo Real Estate Capital Advisors
                                        IV, Inc., its general partner


                                        By:    /s/ Richard Mack
                                               ----------------
                                        Name:  Richard Mack
                                               ----------------
                                        Title: Vice President
                                               ----------------

Contributors of Sonora, Sonora, CA:

                              P O=B. Apollo Sonora, L.P.,
                              a Delaware limited partnership

                              By: AP Sonora, LLC, a Delaware limited liability company, its general partner

                                   By:  Kronus Property IV, Inc., a Delaware
                                        corporation, its manager


                                        By:    /s/ Richard Mack
                                               ----------------
                                        Name:  Richard Mack
                                               ----------------
                                        Title: Vice President
                                               ----------------

                              By:  P. O=B. Capital Sonora, LLC, a Delaware
                                   limited liability company, its general
                                   partner

                                   By:  P. O'B. Capital Partners IV,
                                        L.P., a Texas limited partnership, its
                                        sole member

                                        By:  P. O'B. Operating
                                             Partners, IV, L.P., a
                                             Texas limited partnership, its
                                             general partner

                                             By:  Montgomery Operating
                                                  Partners IV, Inc., a Texas
                                                  corporation, its
                                                  general partner


                                                  By:    /s/ Philip Montgomery
                                                         --------------------
                                                  Name:  Philip Montgomery
                                                         --------------------
                                                  Title: President
                                                         --------------------

                              CONSENTED TO BY:

                                   Apollo Real Estate Investment Fund IV, L.P., a Delaware limited partnership, its limited partner

                                   By:  Apollo Real Estate Advisors IV, L.P.,
                                        its general partner

                                        By:  Apollo Real Estate Capital
                                             Advisors IV, Inc., its general
                                             partner


                                             By:    /s/ Richard Mack
                                                    ----------------
                                             Name:  Richard Mack
                                                    ----------------
                                             Title: Vice President
                                                    ----------------

Contributors of Country Hills Plaza, Ogden, UT:

                              P O=B. Apollo Ogden, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP Ogden LLC, a Delaware
                                   limited liability company, its
                                   general partner

                                   By:  Kronus Property, Inc., its manager


                                        By:    /s/ Richard Mack
                                               ----------------
                                        Name:  Richard Mack
                                               ----------------
                                        Title: Vice President
                                               ----------------

                              By: P. O=B. Capital Partners I, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. O=B. Operating Partners I, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners, Inc., a Texas
                                             corporation, its general partner


                                             By:    /s/ Philip Montgomery
                                                    ---------------------
                                             Name:  Philip Montgomery
                                                    ---------------------
                                             Title: President
                                                    ---------------------

                              CONSENTED TO BY:

                                   Apollo Real Estate Investment Fund II, L.P., a Delaware limited partnership, its limited partner

                                   By:  Apollo Real Estate Advisors II, L.P.,
                                        its managing general partner

                                        By:  Apollo Real Estate Capital
                                             Advisors II, Inc., its general
                                             partner


                                             By:    /s/ Richard Mack
                                                    ----------------
                                             Name:  Richard Mack
                                                    ----------------
                                             Title: Vice President
                                                    ----------------

Contributors of Marketplace Shopping Center, Independence, MO:

                              P O=B. Apollo Independence, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP Ogden LLC, a Delaware limited
                                   liability company, its general partner

                                   By:  Kronus Property, Inc., its manager


                                        By:    /s/ Richard Mack
                                               ----------------
                                        Name:  Richard Mack
                                               ----------------
                                        Title: Vice President
                                               ----------------

                              By: P. 0=B. Capital Partners I, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. 0=B. Operating Partners I, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners,  Inc., a Texas
                                             corporation, its general partner


                                             By:    /s/ Philip Montgomery
                                                    ---------------------
                                             Name:  Philip Montgomery
                                                    ---------------------
                                             Title: President
                                                    ---------------------

                              CONSENTED TO BY:

                                   Apollo Real Estate Investment Fund II, L.P., a Delaware limited partnership, its limited partner

                                   By:  Apollo Real Estate Advisors  II,  L.P.,
                                        its managing general partner

                                        By:  Apollo  Real  Estate Capital
                                             Advisors II, Inc., its general
                                             partner


                                             By:    /s/ Richard Mack
                                                    ----------------
                                             Name:  Richard Mack
                                                    ----------------
                                             Title: Vice President
                                                    ----------------

Contributors of Skillman/Abrams Plaza, Dallas, TX:

                              P O=B. Apollo S/A, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP  POB III LLC, a Delaware limited
                                   liability company, its general partner

                                   By:  Kronus Property III, Inc., its manager


                                        By:    /s/ Richard Mack
                                               ----------------
                                        Name:  Richard Mack
                                               ----------------
                                        Title: Vice President
                                               ----------------

                              By: P. 0=B. Capital Partners I, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. 0=B. Operating Partners I, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners,  Inc., a Texas
                                             corporation, its general partner


                                             By:    /s/ Philip Montgomery
                                                    ---------------------
                                             Name:  Philip Montgomery
                                                    ---------------------
                                             Title: President
                                                    ---------------------

                              CONSENTED TO BY:

                                   Apollo Real Estate Investment Fund III, L.P., a Delaware limited partnership, its limited partner

                                   By:  Apollo Real Estate Advisors III, L.P.,
                                        its managing general partner

                                        By:  Apollo Real Estate Capital
                                             Advisors III, Inc., its general
                                             partner


                                        By:    /s/ Richard Mack
                                               ----------------
                                        Name:  Richard Mack
                                               ----------------
                                        Title: Vice President
                                               ----------------

Contributors of Plaza Rios, Dallas, TX:

                              P O=B. Apollo P/R, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP POB III LLC, a Delaware limited
                                   liability company, its general partner

                                   By:  Kronus Property III, Inc., its manager

                                        By:    /s/ Richard Mack
                                               ----------------
                                        Name:  Richard Mack
                                               ----------------
                                        Title: Vice President
                                               ----------------

                              By: P. 0=B. Capital Partners I, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. O=B. Operating Partners I, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners, Inc., a Texas
                                             corporation, its general partner


                                             By:    /s/ Philip Montgomery
                                                    ---------------------
                                             Name:  Philip Montgomery
                                                    ---------------------
                                             Title: President
                                                    ---------------------

                              CONSENTED TO BY:

                                   Apollo Real Estate Investment Fund III, L.P., a Delaware limited partnership, its limited partner

                                   By:  Apollo Real Estate Advisors III, L.P.,
                                        its managing general partner

                                        By:  Apollo Real Estate Capital
                                             Advisors III, Inc., its general
                                             partner


                                             By:    /s/ Richard Mack
                                                    ----------------
                                             Name:  Richard Mack
                                                    ----------------
                                             Title: Vice President
                                                    ----------------

Contributors of Court Street Plaza, Pasco, WA:

                              P O=B. Apollo Pasco, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP Ogden LLC, a Delaware limited
                                   liability company, its general partner

                                   By:  Kronus Property, Inc., its manager

                                        By:    /s/ Richard Mack
                                               ----------------
                                        Name:  Richard Mack
                                               ----------------
                                        Title: Vice President
                                               ----------------


                              By: P. O=B. Capital Partners I, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. O=B. Operating Partners I, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners, Inc., a Texas
                                             corporation, its general partner


                                             By:    /s/ Philip Montgomery
                                                    ---------------------
                                             Name:  Philip Montgomery
                                                    ---------------------
                                             Title: President
                                                    ---------------------

                              CONSENTED TO BY:

                                   Apollo Real Estate Investment Fund II, L.P., a Delaware limited partnership, its limited partner

                                   By:  Apollo Real Estate Advisors II, L.P.,
                                        its managing general partner

                                        By:  Apollo Real Estate Capital
                                        Advisors II, Inc., its general
                                        partner


                                             By:    /s/ Richard Mack
                                                    ----------------
                                             Name:  Richard Mack
                                                    ----------------
                                             Title: Vice President
                                                    ----------------

Contributors of Cheyenne - Hobby Lobby, Cheyenne, WY:

                              P O=B. Apollo Cheyenne, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP POB III LLC, a Delaware limited
                                   liability company, its general partner

                                   By:  Kronus Property III, Inc., its manager


                                        By:    /s/ Richard Mack
                                               ----------------
                                        Name:  Richard Mack
                                               ----------------
                                        Title: Vice President
                                               ----------------


                              By: P. 0=B. Capital Partners III, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. 0=B. Operating Partners III, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners III, Inc.,
                                             a Texas corporation,
                                             its general partner


                                             By:    /s/Philip Montgomery
                                                    --------------------
                                             Name:  Philip Montgomery
                                                    --------------------
                                             Title: President
                                                    --------------------

                              CONSENTED TO BY:

                                   Apollo Real Estate Investment Fund III, L.P., a Delaware limited partnership, its limited partner

                                   By:  Apollo Real Estate Advisors III, L.P.,
                                        its managing general partner

                                        By:  Apollo Real Estate Capital
                                             Advisors III, Inc., its general
                                             partner

                                             By:    /s/ Richard Mack
                                                    ----------------
                                             Name:  Richard Mack
                                                    ----------------
                                             Title: Vice President
                                                    ----------------

Contributors of Tacoma Place, Tacoma, WA:

                              P O=B. Apollo Tacoma, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP POB III LLC, a Delaware limited
                                   liability company, its general partner

                                   By:  Kronus Property III, Inc., its manager


                                        By:    /s/ Richard Mack
                                               ----------------
                                        Name:  Richard Mack
                                               ----------------
                                        Title: Vice President
                                               ----------------

                              By: P. O=B. Capital Partners I, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. 0=B. Operating Partners I, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners, Inc., a
                                             Texas corporation,
                                             its general partner


                                             By:    /s/ Philip Montgomery
                                                    ---------------------
                                             Name:  Philip Montgomery
                                                    ---------------------
                                             Title: President
                                                    ---------------------

                              CONSENTED TO BY:

                                   Apollo Real Estate Investment Fund III, L.P., a Delaware limited partnership, its limited partner

                                   By:  Apollo Real Estate Advisors III, L.P.,
                                        its managing general partner

                                        By:  Apollo Real Estate Capital
                                             Advisors III, Inc., its general
                                             partner


                                             By:    /s/ Richard Mack
                                                    ----------------
                                             Name:  Richard Mack
                                                    ----------------
                                             Title: Vice President
                                                    ----------------

Contributors of Tacoma Place Pad, Tacoma, WA:

                              P O=B. Apollo Tacoma Pad, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP POB III LLC, a Delaware limited
                                   liability company, its general partner

                                   By:  Kronus Property III, Inc., its manager


                                        By:    /s/ Richard Mack
                                               ----------------
                                        Name:  Richard Mack
                                               ----------------
                                        Title: Vice President
                                               ----------------

                              By: P. 0=B. Capital Partners I, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. 0=B. Operating Partners I, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners, Inc., a
                                             Texas corporation,
                                             its general partner


                                             By:    /s/ Philip Montgomery
                                                    ---------------------
                                             Name:  Philip Montgomery
                                                    ---------------------
                                             Title: President
                                                    ---------------------

                              CONSENTED TO BY:

                                   Apollo Real Estate Investment Fund III, L.P., a Delaware limited partnership, its limited partner

                                   By:  Apollo Real Estate Advisors III, L.P.,
                                        its general partner

                                        By:  Apollo Real Estate Capital
                                             Advisors III, Inc., its general
                                             partner


                                             By:    /s/ Richard Mack
                                                    ----------------
                                             Name:  Richard Mack
                                                    ----------------
                                             Title: Vice President
                                                    ----------------

Contributors of San Mar Village, San Marcos, TX:

                              P O=B. Apollo San Marcos, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP POB III LLC, a Delaware limited
                                   liability company, its general partner

                                   By:  Kronus Property III, Inc., its manager


                                        By:    /s/ Richard Mack
                                               ----------------
                                        Name:  Richard Mack
                                               ----------------
                                        Title: Vice President
                                               ----------------

                              By: P. 0=B. Capital Partners III, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. 0=B. Operating Partners III, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners III, Inc.,
                                             a Texas corporation,
                                             its general partner


                                             By:    /s/ Philip Montgomery
                                                    ---------------------
                                             Name:  Philip Montgomery
                                                    ---------------------
                                             Title: President
                                                    ---------------------

                              CONSENTED TO BY:

                                   Apollo Real Estate Investment Fund III, L.P., a Delaware limited partnership, its limited partner

                                   By:  Apollo Real Estate Advisors III, L.P.,
                                        its general partner

                                        By:  Apollo Real Estate Capital
                                             Advisors III, L.P., its general
                                             partner


                                             By:    /s/ Richard Mack
                                                    ----------------
                                             Name:  Richard Mack
                                                    ----------------
                                             Title: Vice President
                                                    ----------------

Contributors of Highlands Center, Kennewick, WA:

                              P O=B. Apollo Highlands, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP POB III LLC, a Delaware limited
                                   liability company, its general partner

                                   By:  Kronus Property III, Inc., its manager


                                        By:    /s/ Richard Mack
                                               ----------------
                                        Name:  Richard Mack
                                               ----------------
                                        Title: Vice President
                                               ----------------

                              By: P. O=B. Capital Partners III, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. 0=B. Operating Partners III, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners III, Inc.,
                                             a Texas corporation,
                                             its general partner


                                             By:    /s/ Philip Montgomery
                                                    ---------------------
                                             Name:  Philip Montgomery
                                                    ---------------------
                                             Title: President
                                                    ---------------------

                              CONSENTED TO BY:

                                   Apollo Real Estate Investment Fund III, L.P., a Delaware limited partnership, its limited partner

                                   By:  Apollo Real Estate Advisors III, L.P.,
                                        its general partner

                                        By:  Apollo Real Estate Capital
                                             Advisors III, Inc., its general
                                             partner


                                             By:    /s/ Richard Mack
                                                    ----------------
                                             Name:  Richard Mack
                                                    ----------------
                                             Title: Vice President
                                                    ----------------

Contributors of Franklin Park Mall, Spokane, WA:

                              P O=B. Apollo Franklin Park, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP POB III LLC, a Delaware limited
                                   liability company, its general partner

                                   By:  Kronus Property III, Inc., its manager


                                        By:    /s/ Richard Mack
                                               ----------------
                                        Name:  Richard Mack
                                               ----------------
                                        Title: Vice President
                                               ----------------

                              By: P. O=B. Capital Partners III, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. 0=B. Operating Partners III, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners III, Inc.,
                                             a Texas corporation,
                                             its general partner


                                             By:    /s/ Philip Montgomery
                                                    ---------------------
                                             Name:  Philip Montgomery
                                                    ---------------------
                                             Title: President
                                                    ---------------------

                              CONSENTED TO BY:

                                   Apollo Real Estate Investment Fund III, L.P., a Delaware limited partnership, its limited partner

                                   By:  Apollo Real Estate Advisors III, L.P.,
                                        its general partner

                                        By:  Apollo Real Estate Capital Advisors
                                             III, Inc., its general partner


                                             By:    /s/ Richard Mack
                                                    ----------------
                                             Name:  Richard Mack
                                                    ----------------
                                             Title: Vice President
                                                    ----------------

Contributors of Coronado, Sante Fe, NM:

                              P O=B. Apollo Sante Fe, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP Century, LLC, a Delaware limited
                                   liability company, its general partner

                                   By:  AP Century IV Operating Corporation,
                                        a Delaware corporation, its manager


                                        By:    /s/ Andrew Cohen
                                               ----------------
                                        Name:  Andrew Cohen
                                               ----------------
                                        Title: Vice President
                                               ----------------

                              By: P. 0=B. Capital Partners III, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. 0=B. Operating Partners III, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners III, Inc.,
                                             a Texas corporation,
                                             its general partner


                                             By:    /s/ Philip Montgomery
                                                    ---------------------
                                             Name:  Philip Montgomery
                                                    ---------------------
                                             Title: President
                                                    ---------------------

                              CONSENTED TO BY:

                                   AP Century I, L.P.,
                                   a Delaware limited partnership, its limited partner

                                   By:  AP-GP Century, LLC, a Delaware
                                        limited liability company, its
                                        managing general partner

                                        By:  AP Century IV Operating
                                             Corporation, a Delaware
                                             corporation, its manager


                                             By:    /s/ Andrew Cohen
                                                    ----------------
                                             Name:  Andrew Cohen
                                                    ----------------
                                             Title: Vice President
                                                    ----------------

Contributors of University Place, Lincoln, NE:

                              P. O=B. Apollo Lincoln, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP Century, LLC, a Delaware limited
                                   liability company, its general partner

                                   By:  AP Century IV Operating Corporation,
                                        a Delaware corporation, its manager


                                             By:    /s/ Andrew Cohen
                                                    ----------------
                                             Name:  Andrew Cohen
                                                    ----------------
                                             Title: Vice President
                                                    ----------------


                              By: P. 0=B. Capital Partners III, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. 0=B. Operating Partners III, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners III, Inc.,
                                             a Texas corporation,
                                             its general partner


                                             By:    /s/ Philip Montgomery
                                                    ---------------------
                                             Name:  Philip Montgomery
                                                    ---------------------
                                             Title: President
                                                    ---------------------

                              CONSENTED TO BY:

                                   AP Century I, L.P.,
                                   a Delaware limited partnership, its limited partner

                                   By:  AP-GP Century, LLC, a Delaware
                                        limited liability company, its
                                        managing general partner

                                        By:  AP Century IV Operating
                                             Corporation, a Delaware
                                             corporation, its manager


                                             By:    /s/ Andrew Cohen
                                                    ----------------
                                             Name:  Andrew Cohen
                                                    ----------------
                                             Title: Vice President
                                                    ----------------

Contributors of Washington Plaza, Richland, WA:

                              P. 0=B. Apollo Richland, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP Century, LLC, a Delaware limited
                                   liability company, its general partner

                                   By:  AP Century IV Operating Corporation,
                                        a Delaware corporation, its manager


                                             By:    /s/ Andrew Cohen
                                                    ----------------
                                             Name:  Andrew Cohen
                                                    ----------------
                                             Title: Vice President
                                                    ----------------


                              By: P. 0=B. Capital Partners III, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. 0=B. Operating Partners III, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners III, Inc.,
                                             a Texas corporation,
                                             its general partner


                                             By:    /s/ Philip Montgomery
                                                    ---------------------
                                             Name:  Philip Montgomery
                                                    ---------------------
                                             Title: President
                                                    ---------------------

                              CONSENTED TO BY:

                                   AP Century I, L.P.,
                                   a Delaware limited partnership, its limited partner

                                   By:  AP-GP Century, LLC, a Delaware
                                        limited liability company, its
                                        managing partner

                                        By:  AP Century IV Operating
                                             Corporation, a Delaware
                                             corporation, its manager


                                             By:    /s/ Andrew Cohen
                                                    ----------------
                                             Name:  Andrew Cohen
                                                    ----------------
                                             Title: Vice President
                                                    ----------------

Contributors of Holly Farm, Milwaukie, OR:

                              P. O=B. Apollo Holly Farm, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP Century, LLC, a Delaware limited
                                   liability company, its general partner

                                   By:  AP Century IV Operating Corporation,
                                        a Delaware corporation, its manager


                                             By:    /s/ Andrew Cohen
                                                    ----------------
                                             Name:  Andrew Cohen
                                                    ----------------
                                             Title: Vice President
                                                    ----------------


                              By: P. 0=B. Capital Partners III, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. 0=B. Operating Partners III, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners III, Inc.,
                                             a Texas corporation,
                                             its general partner


                                             By:    /s/ Philip Montgomery
                                                    ---------------------
                                             Name:  Philip Montgomery
                                                    ---------------------
                                             Title: President
                                                    ---------------------

                              CONSENTED TO BY:

                                   AP Century I, L.P.,
                                   a Delaware limited partnership, its limited partner

                                   By:  AP-GP Century, LLC, a Delaware
                                        limited liability company, its
                                        managing general partner

                                        By:  AP Century IV Operating
                                             Corporation, a Delaware
                                             corporation, its manager


                                             By:    /s/ Andrew Cohen
                                                    ----------------
                                             Name:  Andrew Cohen
                                                    ----------------
                                             Title: Vice President
                                                    ----------------

Contributors of Marysville Towne Center, Marysville, WA:

                              P. 0=B. Apollo LMPSF, L.P.,
                              a Delaware limited partnership

                              By:  AP-GP Century, LLC, a Delaware limited
                                   liability company, its general partner

                                   By:  AP Century IV Operating Corporation,
                                        a Delaware corporation, its manager


                                             By:  /s/ Andrew Cohen
                                                  ----------------
                                             Name:   Andrew Cohen
                                                  ----------------
                                             Title: Vice President
                                                  ----------------


                              By: P. O=B. Capital Partners III, L.P., a Texas limited partnership, its general partner and a limited partner

                                   By:  P. O=B. Operating Partners III, L.P., a
                                        Texas limited partnership, its general
                                        partner

                                        By:  Montgomery Operating
                                             Partners III, Inc.,
                                             a Texas corporation,
                                             its general partner


                                             By:    /s/ Philip Montgomery
                                                    ---------------------
                                             Name:  Philip Montgomery
                                                    ---------------------
                                             Title: President
                                                    ---------------------

                              CONSENTED TO BY:

                                   AP Century I, L.P.,
                                   a Delaware limited partnership, its limited partner

                                   By:  AP-GP Century, LLC, a Delaware
                                        limited liability company, its
                                        managing general manager

                                        By:  AP Century IV Operating
                                             Corporation, a Delaware
                                             corporation, its manager


                                             By:  /s/ Andrew Cohen
                                                  ----------------
                                             Name:   Andrew Cohen
                                                  ----------------
                                             Title: Vice President
                                                  ----------------

Contributors of Odessa Staples, Odessa, TX:

                              POB Odessa, L.P., a Texas limited partnership

                              By:  POB Montgomery Development Corporation,
                                   a Texas corporation, its general partner


                                   By:  /s/ Philip Montgomery
                                        -------------------------
                                        Phillip O=B.
                                        Montgomery,III, President

                              CONSENTED TO BY:

                                   /s/ Philip O'B Montgomery
                                   --------------------------------------------
                                   Philip O=B. Montgomery, III, Limited Partner


                                   /s/ Harold Montgomery
                                   --------------------------------------------
                                   Harold Montgomery, Limited Partner


                                   /s/ Will Montgomery
                                   --------------------------------------------
                                   Will S. Montgomery, Limited Partner


                                   /s/ Carter Montgomery
                                   --------------------------------------------
                                   Carter Montgomery, Limited Partner


                                   /s/ Randy Twist
                                   --------------------------------------------
                                   Randy Twist, Limited Partner

                                   /s/ William Douglas Archer
                                   --------------------------------------------
                                   William Douglas Archer, Limited Partner


                                   /s/ Austin Neuhoff
                                   --------------------------------------------
                                   Austin Neuhoff, Limited Partner


                                   /s/ Douglas Maclay
                                   --------------------------------------------
                                   Douglas Maclay, Sr., Limited Partner

Contributors of P. O=B. Harker Heights, L.P.*:

                              P. O=B. Montgomery Development Corporation, a Texas corporation


                              By:  /s/ Philip O'B  Montgomery
                                   ---------------------------------------
                                   Phillip O=B. Montgomery, III, President


                              Philip O'B Montgomery
                              --------------------------------------------
                              Philip O=B. Montgomery, III


                              /s/ Harold Montgomery
                              --------------------------------------------
                              Harold Montgomery


                              /s/ Will Montgomery
                              --------------------------------------------
                              Will S. Montgomery


                              /s/ Carter Montgomery
                              --------------------------------------------
                              Carter Montgomery


                              /s/ Randy Twist
                              --------------------------------------------
                              Randy S. Twist


                              /s/ William Douglas Archer
                              --------------------------------------------
                              William Douglas Archer


                              /s/ Lance Taylor
                              --------------------------------------------
                              Lance Taylor


                              /s/ Douglas W. Maclay
                              --------------------------------------------
                              Douglas W. Maclay

Contributors of POB Monroe, L.P.* and P. O=B. Greenville, L.P.*:

                              P. O=B. Montgomery Development Corporation, a Texas corporation


                              By:  /s/ Philip O'B Montgomery
                                   ---------------------------------------------
                                   Phillip O=B. Montgomery, III, President


                              /s/ Philip O'B Montgomery
                              --------------------------------------------------
                              Philip O=B. Montgomery, III


                              /s/ Harold Montgomery
                              --------------------------------------------------
                              Harold Montgomery


                              /s/ Will S. Montgomery
                              --------------------------------------------------
                              Will S. Montgomery


                              /s/ Carter Montgomery
                              --------------------------------------------------
                              Carter Montgomery


                              /s/ Randy Twist
                              --------------------------------------------------
                              Randy S. Twist


                              /s/ William Douglas Archer
                              --------------------------------------------------
                              William Douglas Archer


                              /s/ Austin Neuhoff
                              --------------------------------------------------
                              Austin Neuhoff


                              /s/ Douglas W. Maclay
                              --------------------------------------------------
                              Douglas W. Maclay

Contributor of general partner interest in Keller Crossing Limited Partnership*:

                              P O=B. Operating Partners II, L.P.,
                              a Texas limited partnership

                              By:  P. 0=B. Montgomery Development
                                   Corporation, a Texas corporation, its general partner


                                   By:  /s/ Philip O'B Montgomery
                                        ----------------------------
                                        Phillip O=B. Montgomery, III,
                                        President

Contributors of general partner interest and 32a% limited partner interest in POB Gallatin, L.P.*:

                              Montgomery MT Company, L.L.C.,
                              a Texas limited liability company


                              By:    /s/ Philip Montgomery
                                     ---------------------
                              Name:  /s/ Philip Montgomery
                                     ---------------------
                              Title: President
                                     ---------------------

                              POB Operating MT, L.P.,
                              a Texas limited partnership

                              By:  Montgomery MT Company, LLC, a Texas
                                   limited liability company, its general
                                   partner


                                   By:    /s/ Philip Montgomery
                                          ---------------------
                                   Name:  Philip Montgomery
                                          ---------------------
                                   Title: President
                                          ---------------------

Contributor of 49.5% limited partner interest in POB Missoula, L.P.*:

                              Missoula Operating Partners, L.P.,
                              a Texas limited partnership

                              By: Missoula POB, Inc., a Texas corporation, its general partner


                                   By:    /s/ Philip Montgomery
                                          ---------------------
                                   Name:  Philip Montgomery
                                          ---------------------
                                   Title: President
                                          ---------------------

                              CONSENTED TO BY:

                                   Missoula Co GP, Inc., a Texas corporation


                                   By:  /s/ Philip Montgomery
                                        -------------------------------------
                                        Philip O'B Montgomery, III, President

Contributor of 50.0% of the Common Stock of Missoula CO GP, Inc.*:


                              /s/ Philip O'B Montgomery
                              -----------------------------------------------
                              Philip O=B. Montgomery, III

Contributor of general partner interest in Ohio/121 Limited Partnership*:

                              P. O=B. Ohio, L.P.
                              a Texas limited partnership

                              By:  P. 0=B. Montgomery Development
                                   Corporation, a Texas corporation, its general partner


                                   By:  /s/ Philip O'B Montgomery
                                        -------------------------------------
                                        Phillip O=B. Montgomery, III,
                                        President

Contributors of 100.0% of the Common Stock of P. O=B. Montgomery & Company*:


                              /s/ Philip O'B. Montgomery
                              -------------------------------------
                              Philip O=B. Montgomery, III


                              /s/ Carter Montgomery
                              -------------------------------------
                              Carter Montgomery


                              /s/ Will Montgomery
                              -------------------------------------
                              Will S. Montgomery


                              /s/ Harold Montgomery
                              -------------------------------------
                              Harold Montgomery

                                    EXHIBIT A

                           Wire Transfer Instructions

                                    EXHIBIT B

                               Joint Press Release